                                                               EXHIBIT 99.(g)(2)

                   AMENDMENT TO CUSTODIAN CONTRACT/AGREEMENT

         This Amendment to the respective Custodian Contract/Agreement is made as of February 22, 1999 by and between each of the funds listed on Schedule D (including any series thereof, each, a "Fund") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract/Agreement referred to below.

         WHEREAS, each Fund and the Custodian have entered into a Custodian Contract/Agreement dated as of the dates set forth on Schedule D (each contract, as amended, a "Contract"); and

         WHEREAS, each Fund and the Custodian desire to amend certain provisions of the Contract to reflect revisions to Rule 17f-5 ("Rule 17f-5") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, each Fund and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Funds held outside of the United States.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, to add the following new provisions which supersede the provisions in the existing contracts relating to the custody of assets of the Funds outside the United States.

3.       THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

3.1.     DEFINITIONS.

Capitalized terms in this Article 3 shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment; economic and financial infrastructure; systemic custody and securities settlement practices; and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act, except that the term does not include Mandatory Securities Depositories.

"Foreign Assets" means any of the Funds' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Funds' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(2) of Rule 17f-5.

"Mandatory Securities Depository" means a foreign securities depository or clearing agency that, either as a legal or practical matter, must be used if the Fund determines to place Foreign Assets in a country outside the United States (i) because required by law or regulation; (ii) because securities cannot be withdrawn from such foreign securities depository or clearing agency; or (iii) because maintaining or effecting trades in securities outside the foreign securities depository or clearing agency is not consistent with systemic custodial or market practices.

3.2.     DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

Each Fund, by resolution adopted by its Board of Trustees/Directors (the "Board"), hereby delegates to the Custodian subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Article 3 with respect to Foreign Assets of the Fund held outside the United States, and the Custodian hereby accepts such delegation, as Foreign Custody Manager with respect to the Funds.

3.3.     COUNTRIES COVERED.

The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Funds which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. Mandatory Securities Depositories are listed on Schedule B to this Contract, which Schedule B may be amended from time to time by the Foreign Custody Manager upon reasonable notice to the Fund. The Foreign Custody Manager will provide amended versions of Schedules A and B in accordance with Section 3.7 of this Article 3.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by a Fund of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by that Fund's Board responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the

Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Fund with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by that Fund's Board to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Fund with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period as to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

3.4.     SCOPE OF DELEGATED RESPONSIBILITIES.

         3.4.1.  SELECTION OF ELIGIBLE FOREIGN CUSTODIANS.

Subject to the provisions of this Article 3, the Fund's Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time.

In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

         3.4.2.  CONTRACTS WITH ELIGIBLE FOREIGN CUSTODIANS.

The Foreign Custody Manager shall determine that the contract (or the rules or established practices or procedures in the case of an Eligible Foreign Custodian that is a foreign securities depository or clearing agency) governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

         3.4.3.  MONITORING.

In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian (or the rules or established practices and procedures in the case of an Eligible Foreign Custodian selected by the Foreign

Custody Manager which is a foreign securities depository or clearing agency that is not a Mandatory Securities Depository). The Foreign Custody Manager shall provide the Board at least annually with information as to the factors used in such monitoring system. If the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.7 hereunder and withdraw the Foreign Assets from such Eligible Foreign Custodian as soon as reasonably practicable.

3.5.     GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY.

For purposes of this Article 3, the Foreign Custody Manager shall have no responsibility for Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios. The Fund and the Custodian each expressly acknowledge that the Foreign Custody Manager shall not be delegated any responsibilities under this Article 3 with respect to Mandatory Securities Depositories.

3.6.     STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF A PORTFOLIO.

In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

3.7.     REPORTING REQUIREMENTS.

The Foreign Custody Manager shall report the placement of Foreign Assets with an Eligible Foreign Custodian, the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board amended Schedules A or B at the end of the calendar quarter in which an amendment to either Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Funds described in this Article 3 promptly after the occurrence of the material change.

3.8.     REPRESENTATIONS WITH RESPECT TO RULE 17f-5.

The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5.

3.9.     EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY
         MANAGER.

The Board's delegation to the Custodian as Foreign Custody Manager of the Funds shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective sixty
(60) days after receipt by the non-terminating party of such notice.

The provisions of Section 3.3 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Funds with respect to designated countries.

3.10.    MOST FAVORED CLIENT.

If at any time prior to termination of this Amendment, the Custodian, as a matter of standard business practice, accepts delegation as Foreign Custody Manager for its U.S. mutual fund clients on terms of materially greater benefit to the Funds than set forth in this Amendment, the Custodian hereby agrees to negotiate with the Funds in good faith with respect thereto.

4. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUNDS HELD OUTSIDE THE UNITED STATES.

4.1      DEFINITIONS.

Capitalized terms in this Article 4 shall have the following meanings:

"Foreign Securities System" means either a clearing agency or a securities depository listed on Schedule A hereto or a Mandatory Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution (including a foreign branch of the Custodian or another Bank (as defined in Section 2(a)(5) of the 1940 Act)) serving as an Eligible Foreign Custodian.

4.2.     HOLDING SECURITIES.

The Custodian shall identify on its books as belonging to the Funds the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Funds, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Funds which are maintained in such account shall identify those securities as belonging to the Funds and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

4.3.     FOREIGN SECURITIES SYSTEMS.

Foreign securities shall be maintained in a Foreign Securities System in a designated country only through arrangements implemented by the Foreign Sub-Custodian in such country pursuant to the terms of this Contract.

4.4.     TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

         4.4.1.   DELIVERY OF FOREIGN ASSETS.

The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Funds held by such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         (i) upon the sale of such foreign securities for the Fund in accordance with customary market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

         (ii) in connection with any repurchase agreement related to foreign securities;

         (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

         (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

         (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

         (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with reasonable market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

         (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

         (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

         (ix) for delivery as security in connection with any borrowing by the Funds requiring a pledge of assets by the Funds;

         (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (xi)     in connection with the lending of foreign securities; and

         (xii) for any other proper purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper trust\corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

         4.4.2.   PAYMENT OF FUND MONIES.

Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Fund in the following cases only:

         (i) upon the purchase of foreign securities for the Fund, unless otherwise directed by Proper Instructions, in accordance with reasonable market settlement practice in the country where such foreign securities are held or traded, including, without limitation, (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

         (ii) in connection with the conversion, exchange or surrender of foreign securities of the Fund;

         (iii) for the payment of any expense or liability of the Fund, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

         (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Fund, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

         (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (vi) for payment of part or all of the dividends received in respect of securities sold short;

         (vii) in connection with the borrowing or lending of foreign securities; and

         (viii) for any other proper purpose, but only upon receipt of Proper Instructions specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper trust\corporate purpose, and naming the person or persons to whom such payment is to be made.

         4.4.3.   MARKET CONDITIONS; MARKET INFORMATION.

Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Funds and delivery of Foreign Assets maintained for the account of the Funds may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs generally accepted by Institutional Clients, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

For purposes of this Agreement, the term "Institutional Clients" means U.S. registered investment companies or major U.S. commercial banks, insurance companies, pension funds or substantially similar institutions which, as a part of their ordinary business operations, purchase or sell securities and make use of global custody services.

The Custodian shall provide to the Board information with respect to material changes in the custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian. The Custodian shall provide, without limitation, information relating to Foreign Securities Systems and other information described in Schedule C. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had previously been provided hereunder and provided further that the Custodian shall in any event provide to the Board at least annually the following information and opinions with respect to the Board approved countries listed on Schedule A:

         (i) legal opinions relating to whether local law restricts with respect to U.S. registered mutual funds (a) access of a fund's independent public accountants to books and records of a Foreign Sub-Custodian or Foreign Securities System, (b) a fund's ability to recover in the event of bankruptcy or insolvency of a Foreign Sub-Custodian or Foreign Securities System, (c) a fund's ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign Securities System, and (d) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars;

         (ii)     summary of information regarding Foreign Securities Systems;
                  and

         (iii)    country profile information containing market practice for
                  (a) delivery versus payment, (b) settlement method, (c) currency restrictions, (d) buy-in practices, (e) foreign ownership limits, and (f) unique market arrangements.

4.5.     REGISTRATION OF FOREIGN SECURITIES.

The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable series or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities, except to the extent that the Fund incurs loss or damage due to failure of such nominee to meet its standard of care set forth in the Contract. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Fund under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

4.6.     BANK ACCOUNTS.

The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts opened and maintained outside the United States on behalf of a Fund with a Foreign Sub-Custodian shall be subject only to draft or order by the Custodian or such Foreign Sub-Custodian, acting pursuant to the terms of this Contract to hold cash received by or from or for the account of the Portfolio.

4.7.     COLLECTION OF INCOME.

The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Funds shall be entitled and shall credit such income, as collected, to the applicable Fund. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

4.8.     SHAREHOLDER RIGHTS.

With respect to the foreign securities held pursuant to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

4.9.     COMMUNICATIONS RELATING TO FOREIGN SECURITIES.

The Custodian shall transmit promptly to the Fund written information (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith) received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Funds. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. Subject to the standard of care to which the Custodian is held under this Agreement, the Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Funds at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

4.10.    LIABILITY OF FOREIGN SUB-CUSTODIANS AND FOREIGN SECURITIES SYSTEMS.

Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties and, to the extent possible, to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At each Fund's election, a Fund shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that a Fund and any applicable series have not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11.    TAX LAW.

Except to the extent that imposition of any tax liability arises from the Custodian's failure to perform in accordance with the terms of this Section
4.11 or from the failure of any Foreign Sub-Custodian to perform in accordance with the terms of the applicable subcustody agreement, the Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on a Fund, a series thereof or the Custodian as custodian of the Fund by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of each Fund to notify the Custodian of the obligations imposed on the Fund or the Custodian as custodian of the Fund by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

4.12.    LIABILITY OF CUSTODIAN.

Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to a Fund for any loss, liability, claim or expense resulting from or caused by anything which is (A) part of Country Risk or (B) part of the "prevailing country risk" of the Fund, as such term is used in SEC Release Nos. IC-22658; IS-1080 (May 12, 1997) or as such term or other similar terms are now or in the future interpreted by the SEC or by the staff of the Division of Investment Management of the SEC.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

III. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of
         Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.

         IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.

WITNESSED BY:                                   STATE STREET BANK AND TRUST
                                                COMPANY

/s/Marc L. Parsons                              By:  /s/Ronald E. Logue
------------------                                   ------------------
Marc L. Parsons                                      Ronald E. Logue
Associate Counsel                                    Executive Vice President


                                                Cash Accumulation Trust
                                                Command Government Fund
                                                Command Money Fund
                                                Command Tax-Free Fund
                                                Global Utility Fund, Inc.
                                                Nicholas-Applegate Fund, Inc.
                                                Prudential 20/20 Focus Fund
                                                Prudential Balanced Fund
                                                Prudential California Municipal Fund
                                                Prudential Developing Markets Fund
                                                Prudential Distressed Securities Fund, Inc.
                                                Prudential Diversified Bond Fund, Inc.
                                                Prudential Diversified Funds
                                                Prudential Index Series Fund
                                                Prudential Emerging Growth Fund, Inc.
                                                Prudential Equity Fund, Inc.
                                                Prudential Equity Income Fund
                                                Prudential Europe Growth Fund, Inc.
                                                Prudential Global Genesis Fund, Inc.
                                                Prudential Global Limited Maturity Fund, Inc.
                                                Prudential Government Income Fund, Inc.
                                                Prudential Government Securities Trust
                                                Prudential High Yield Fund, Inc.
                                                Prudential High Yield Total Return Fund, Inc.
                                                Prudential Institutional Liquidity Portfolio, Inc.
                                                Prudential Intermediate Global Income Fund, Inc.
                                                Prudential International Bond Fund, Inc.
                                                The Prudential Investment Portfolios Fund, Inc.
                                                Prudential Mid-Cap Value Fund
                                                Prudential MoneyMart Assets, Inc.

                                                Prudential Mortgage Income Fund, Inc.
                                                Prudential Multi-Sector Fund, Inc.
                                                Prudential Municipal Bond Fund
                                                Prudential Municipal Series Fund
                                                Prudential National Municipals Fund, Inc.
                                                Prudential Natural Resources Fund, Inc.
                                                Prudential Pacific Growth Fund, Inc.
                                                Prudential Real Estate Securities Fund
                                                Prudential Small Cap Quantum Fund, Inc.
                                                Prudential Small Company Value Fund, Inc.
                                                Prudential Special Money Market Fund, Inc.
                                                Prudential Structured Maturity Fund, Inc.
                                                Prudential Tax-Free Money Fund, Inc.
                                                Prudential Tax-Managed Equity Fund
                                                Prudential Utility Fund, Inc.
                                                Prudential World Fund, Inc.
                                                The Global Total Return Fund, Inc.
                                                The Target Portfolio Trust
                                                The Asia Pacific Fund, Inc.
                                                The High Yield Income Fund, Inc.

WITNESSED BY:

By:  /s/S. Jane Rose                            By:  /s/Grace Torres
     ---------------                                 ---------------
                                                     Grace Torres
                                                     Treasurer

                                                First Financial Fund, Inc.
                                                The High Yield Plus Fund, Inc.

WITNESSED BY:

By:  /s/Stephanie L. Bourque                    By:  /s/Arthur J. Brown
     -----------------------                         ------------------
                                                     Arthur J. Brown
                                                     Secretary

                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                  SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

COUNTRY                    SUBCUSTODIAN                                         NON-MANDATORY DEPOSITORIES
Argentina                  Citibank, N.A.                                       --


Australia                  Westpac Banking Corporation                          --


Austria                    Erste Bank der Oesterreichischen                     --
                           Sparkassen AG


Bahrain                    British Bank of the Middle East                      --
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)


Bangladesh                 Standard Chartered Bank                              --


Belgium                    Generale de Banque                                   --


Bermuda                    The Bank of Bermuda Limited                          --


Bolivia                    Banco Boliviano Americano S.A.                       --


Botswana                   Barclays Bank of Botswana Limited                    --


Brazil                     Citibank, N.A.                                       --


Bulgaria                   ING Bank N.V.                                        --


Canada                     Canada Trustco Mortgage Company                      --


Chile                      Citibank, N.A.                                       Deposito Central de Valores S.A.


People's Republic          The Hongkong and Shanghai                            --
of China                   Banking Corporation Limited,
                           Shanghai and Shenzhen branches


Colombia                   Cititrust Colombia S.A.                              --
                           Sociedad Fiduciaria

                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                  SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

COUNTRY                    SUBCUSTODIAN                                         NON-MANDATORY DEPOSITORIES
Costa Rica                 Banco BCT S.A.                                       --


Croatia                    Privredna Banka Zagreb d.d                           --


Cyprus                     Barclays Bank Plc.                                   --
                           Cyprus Offshore Banking Unit


Czech Republic             Ceskoslovenska Obchodni                              --
                           Banka, A.S.


Denmark                    Den Danske Bank                                      --


Ecuador                    Citibank, N.A.                                       --


Egypt                      National Bank of Egypt                               --


Estonia                    Hansabank                                            --


Finland                    Merita Bank Limited                                  --


France                     Banque Paribas                                       --


Germany                    Dresdner Bank AG                                     --


Ghana                      Barclays Bank of Ghana Limited                       --


Greece                     National Bank of Greece S.A.                         The Bank of Greece,
                                                                                System for Monitoring Transactions
                                                                                in Securities in Book-Entry Form


Hong Kong                  Standard Chartered Bank                              --


Hungary                    Citibank Budapest Rt.                                --


Iceland                    Icebank Ltd.

                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                  SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

COUNTRY                    SUBCUSTODIAN                                         NON-MANDATORY DEPOSITORIES
India                      Deutsche Bank AG                                     --

                           The Hongkong and Shanghai
                           Banking Corporation Limited


Indonesia                  Standard Chartered Bank                              --


Ireland                    Bank of Ireland                                      --


Israel                     Bank Hapoalim B.M.                                   --


Italy                      Banque Paribas                                       --


Ivory Coast                Societe Generale de Banques                          --
                           en Cote d'Ivoire


Jamaica                    Scotiabank Jamaica Trust and Merchant                --
                           Bank Ltd.


Japan                      The Daiwa Bank, Limited                              Japan Securities Depository
                                                                                Center

                           The Fuji Bank, Limited


Jordan                     British Bank of the Middle East                      --
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)


Kenya                      Barclays Bank of Kenya Limited                       --


Republic of Korea          The Hongkong and Shanghai Banking
                           Corporation Limited


Latvia                     JSC Hansabank-Latvija                                --


Lebanon                    British Bank of the Middle East
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)

                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                  SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

COUNTRY                    SUBCUSTODIAN                                         NON-MANDATORY DEPOSITORIES
Lithuania                  Vilniaus Bankas AB                                   --


Malaysia                   Standard Chartered Bank                              --
                           Malaysia Berhad


Mauritius                  The Hongkong and Shanghai                            --
                           Banking Corporation Limited


Mexico                     Citibank Mexico, S.A.                                --


Morocco                    Banque Commerciale du Maroc                          --


Namibia                    (via) Standard Bank of South Africa                  --


The Netherlands            MeesPierson N.V.                                     --


New Zealand                ANZ Banking Group                                    --
                           (New Zealand) Limited


Norway                     Christiania Bank og                                  --
                           Kreditkasse


Oman                       British Bank of the Middle East                      --
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)


Pakistan                   Deutsche Bank AG                                     --


Peru                       Citibank, N.A.                                       --


Philippines                Standard Chartered Bank                              --


Poland                     Citibank (Poland) S.A.                               --
                           Bank Polska Kasa Opieki S.A.


Portugal                   Banco Comercial Portugues                            --

                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                  SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

COUNTRY                    SUBCUSTODIAN                                         NON-MANDATORY DEPOSITORIES
Romania                    ING Bank N.V.                                        --


Russia                     Credit Suisse First Boston AO, Moscow                --
                           (as delegate of Credit Suisse
                           First Boston, Zurich)


Singapore                  The Development Bank                                 --
                           of Singapore Limited


Slovak Republic            Ceskoslovenska Obchodni Banka, A.S.                  --


Slovenia                   Bank Austria d.d. Ljubljana                          --


South Africa               Standard Bank of South Africa Limited                --


Spain                      Banco Santander, S.A.                                --


Sri Lanka                  The Hongkong and Shanghai                            --
                           Banking Corporation Limited


Swaziland                  Standard Bank Swaziland Limited                      --


Sweden                     Skandinaviska Enskilda Banken                        --


Switzerland                UBS AG                                               --


Taiwan - R.O.C.            Central Trust of China                               --


Thailand                   Standard Chartered Bank                              --


Trinidad & Tobago          Republic Bank Limited                                --


Tunisia                    Banque Internationale Arabe de Tunisie               --


Turkey                     Citibank, N.A.                                       --
                           Ottoman Bank

                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                  SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

COUNTRY                    SUBCUSTODIAN                                         NON-MANDATORY DEPOSITORIES
Ukraine                    ING Bank, Ukraine                                    --


United Kingdom             State Street Bank and Trust Company,                 --
                           London Branch


Uruguay                    Citibank, N.A.                                       --


Venezuela                  Citibank, N.A.                                       --


Zambia                     Barclays Bank of Zambia Limited                      --


Zimbabwe                   Barclays Bank of Zimbabwe Limited                    --


Euroclear (The Euroclear System)/State Street London Limited
Cedel, S.A. (Cedel Bank, societe anonyme)/State Street London Limited INTERSETTLE (for EASDAQ Securities)

* The global custody network approved by each fund is set forth below on Schedules A-1 and A-2.

                                  SCHEDULE A-1

                             PRUDENTIAL MUTUAL FUNDS
                       STATE STREET GLOBAL CUSTODY NETWORK

COUNTRY                                                        FUNDS
Argentina                   Mexico                             Global Utility Fund, Inc.
Australia                   Morocco                            Prudential 20/20 Focus Fund
Austria                     Netherlands                        Prudential Balanced Fund
Bangladesh+                 New Zealand                        Prudential Equity Fund, Inc.
Belgium                     Norway                             Prudential Equity Income Fund
Brazil                      Pakistan                           Prudential Developing Markets Fund
Canada                      Peru                               Prudential Diversified Bond Fund, Inc.
Chile                       Philippines                        Prudential Distressed Securities Fund, Inc.
China                       Poland                             Prudential Diversified Funds
Columbia                    Portugal                           Prudential Emerging Growth Fund, Inc.
Cyprus                      Russia                             Prudential Global Genesis Fund, Inc.
Czech Republic              Singapore                          Prudential Global Limited Maturity Fund, Inc.
Denmark                     Slovak Republic                    Prudential Index Series Fund
Ecuador                     South Africa                       Prudential Intermediate Global Income Fund, Inc.
Egypt                       Spain                              Prudential International Bond Fund, Inc.,
Finland                     Sri Lanka                          Prudential Mid-Cap Value Fund
France                      Sweden                             Prudential Natural Resources Fund, Inc.
Germany                     Switzerland                        Prudential Pacific Growth Fund, Inc.
Ghana                       Taiwan                             Prudential Real Estate Securities Fund
Greece                      Thailand                           Prudential Small-Cap Quantum Fund, Inc.
Hong Kong                   Turkey                             Prudential Small Company Value Fund, Inc.
Hungary                     Transnational                      Prudential Tax-Managed Equity Fund
India                       United Kingdom                     Prudential Utility Fund, Inc.
Indonesia                   Uruguay                            Prudential World Fund, Inc.
Ireland                     Venezuela                          The Prudential Investment Portfolios Fund, Inc.
Israel                                                         The Target Portfolio Trust
Italy                                                          The Global Total Return Fund, Inc.
Ivory Coast
Japan
Jordan
Kenya
Korea
Lebanon
Malaysia

---------------------------------------------------------------------------
+ Countries marked by a dagger have been approved only for The Target Portfolio Trust.

                                  SCHEDULE A-2

                             PRUDENTIAL MUTUAL FUNDS
                       STATE STREET GLOBAL CUSTODY NETWORK

COUNTRY                                  FUNDS
United Kingdom                           Cash Accumulation Trust
                                         Command Government Fund
                                         Command Money Fund
                                         Prudential Government Income Fund, Inc.
                                         Prudential High Yield Fund, Inc.
                                         Prudential High Yield Income Fund, Inc.
                                         Prudential Institutional Liquidity Portfolio, Inc.
                                         Prudential MoneyMart Assets, Inc.
                                         Prudential Special Money Market Fund, Inc.
                                         Prudential Structured Maturity Fund, Inc.

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES



COUNTRY                                                       MANDATORY DEPOSITORIES
-------                                                       ----------------------
Argentina                                                     Caja de Valores S.A.


Australia                                                     Austraclear Limited

                                                              Reserve Bank Information and
                                                              Transfer System


Austria                                                       Oesterreichische Kontrollbank AG
                                                              (Wertpapiersammelbank Division)


Belgium                                                       Caisse
                                                              Interprofessionnelle
                                                              de Depot et de
                                                              Virement de Titres
                                                              S.A.

                                                              Banque Nationale de Belgique


Brazil                                                        Companhia Brasileira de Liquidacao e
                                                              Custodia (CBLC)

                                                              Bolsa de Valores de Rio de Janeiro
                                                              All SSB clients presently use CBLC

                                                              Central de Custodia e de Liquidacao
                                                              Financeira de Titulos


Canada                                                        The Canadian Depository
                                                              for Securities Limited

People's Republic                                             Shanghai Securities Central Clearing
of China                                                      and Registration Corporation

                                                              Shenzhen Securities Central Clearing
                                                              Co., Ltd.


Croatia


Czech Republic                                                Stredisko cennych papiru

                                                              Czech National Bank


Denmark                                                       Vaerdipapircentralen
                                                              (the Danish Securities Center)

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES



COUNTRY                                                       MANDATORY DEPOSITORIES
-------                                                       ----------------------
Egypt                                                         Misr Company for Clearing, Settlement,
                                                              and Central Depository


Finland                                                       The Finnish Central Securities
                                                              Depository


France                                                        Societe Interprofessionnelle
                                                              pour la Compensation des
                                                              Valeurs Mobilieres (SICOVAM)


Germany                                                       Deutsche Borse Clearing  AG


Greece                                                        The Central Securities Depository
                                                              (Apothetirion Titlon AE)


Hong Kong                                                     The Central Clearing and
                                                              Settlement System

                                                              Central Money Markets Unit

Hungary                                                       The Central Depository and Clearing
                                                              House (Budapest) Ltd. (KELER)
                                                              [Mandatory for Gov't Bonds only;
                                                              SSB does not use for other securities]


India                                                         The National Securities Depository Limited


Indonesia                                                     Bank Indonesia


Ireland                                                       Central Bank of Ireland
                                                              Securities Settlement Office


Israel                                                        The Tel Aviv Stock Exchange Clearing
                                                              House Ltd.

                                                              Bank of Israel


Italy                                                         Monte Titoli S.p.A.

                                                              Banca d'Italia

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES


COUNTRY                                                       MANDATORY DEPOSITORIES
-------                                                       ----------------------
Japan                                                         Bank of Japan Net System


Kenya                                                         Central Bank of Kenya


Republic of Korea                                             Korea Securities Depository Corporation


Lebanon                                                       The Custodian and Clearing Center of
                                                              Financial Instruments for Lebanon
                                                              and the Middle East (MIDCLEAR) S.A.L.

                                                              The Central Bank of Lebanon


Malaysia                                                      The Malaysian Central Depository Sdn. Bhd.

                                                              Bank Negara Malaysia,
                                                              Scripless Securities Trading and Safekeeping
                                                              System


Mexico                                                        S.D. INDEVAL, S.A. de C.V.
                                                              (Instituto para el Deposito de
                                                              Valores)


Morocco                                                       Maroclear


The Netherlands                                               Nederlands Centraal Instituut voor
                                                              Giraal Effectenverkeer B.V. (NECIGEF)

                                                              De Nederlandsche Bank N.V.


New Zealand                                                   New Zealand Central Securities
                                                              Depository Limited


Norway                                                        Verdipapirsentralen (the Norwegian
                                                              Registry of Securities)


Pakistan                                                      Central Depository Company of Pakistan
                                                              Limited

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

COUNTRY                                                       MANDATORY DEPOSITORIES
-------                                                       ----------------------
Peru                                                          Caja de Valores y Liquidaciones S.A.
                                                              (CAVALI)


Philippines                                                   The Philippines Central Depository, Inc.


                                                              The Registry of Scripless Securities
                                                              (ROSS) of the Bureau of the Treasury

Poland                                                        The National Depository of Securities
                                                              (Krajowy Depozyt Papierow Wartosciowych)

                                                              Central Treasury Bills Registrar


Portugal                                                      Central de Valores Mobiliarios (Central)


Romania                                                       National Securities Clearing, Settlement and
                                                              Depository Co.

                                                              Bucharest Stock Exchange Registry Division

Singapore                                                     The Central Depository (Pte)
                                                              Limited

                                                              Monetary Authority of Singapore


Slovak Republic                                               Stredisko Cennych Papierov

                                                              National Bank of Slovakia


South Africa                                                  The Central Depository Limited


Spain                                                         Servicio de Compensacion y
                                                              Liquidacion de Valores, S.A.

                                                              Banco de Espana,
                                                              Central de Anotaciones en Cuenta


Sri Lanka                                                     Central Depository System
                                                              (Pvt) Limited

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

COUNTRY                                                       MANDATORY DEPOSITORIES
-------                                                       ----------------------
Sweden                                                        Vardepapperscentralen AB
                                                              (the Swedish Central Securities Depository)


Switzerland                                                   Schweizerische Effekten - Giro AG


Taiwan - R.O.C.                                               The Taiwan Securities Central
                                                              Depository Co., Ltd.


Thailand                                                      Thailand Securities Depository
                                                              Company Limited


Turkey                                                        Takas ve Saklama Bankasi A.S.
                                                              (TAKASBANK)

                                                              Central Bank of Turkey


United Kingdom                                                The Bank of England,
                                                              The Central Gilts Office and
                                                              The Central Moneymarkets Office


Uruguay                                                       Central Bank of Uruguay


Venezuela                                                     Central Bank of Venezuela

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                   SCHEDULE C

                               MARKET INFORMATION

PUBLICATION/TYPE OF INFORMATION                      BRIEF DESCRIPTION
(FREQUENCY)
THE GUIDE TO CUSTODY IN WORLD MARKETS       An overview of safekeeping and settlement practices and
                                            (annually) procedures in each market in which State Street Bank and Trust Company offers custodial services.

GLOBAL CUSTODY NETWORK REVIEW               Information relating to the operating history and structure of
(annually)                                  depositories and subcustodians located in the markets in which State
                                            Street Bank and Trust Company offers custodial services, including transnational depositories.

GLOBAL LEGAL SURVEY                         With respect to each market in which State Street Bank and
(annually)                                  Trust Company offers custodial services, opinions relating to whether local law restricts (i) access of a fund's independent public accountants to books and records of a Foreign Sub-Custodian or Foreign
                                            Securities System, (ii) the Fund's ability to recover in the event of bankruptcy or insolvency of a Foreign Sub-Custodian or Foreign
                                            Securities System, (iii) the Fund's ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign Securities System, and (iv)
                                            the ability of a foreign investor to convert cash and cash equivalents to
                                            U.S. dollars.

SUBCUSTODIAN AGREEMENTS                     Copies of the subcustodian contracts State Street Bank and
(annually)                                  Trust Company has entered into with each subcustodian in the markets in which State Street Bank and Trust Company offers subcustody services to its US mutual fund clients.

Network Bulletins (weekly):                 Developments of interest to investors in the markets in which State
                                            Street Bank and Trust Company offers custodial services.

Foreign Custody Advisories                  With respect to markets in which State Street Bank and Trust
(as necessary):                             Company offers custodial services which exhibit special custody risks, developments which may impact State Street's ability to deliver expected levels of service.

                                   SCHEDULE D

                     LIST OF FUNDS, CONTRACTS AND AGREEMENTS


Fund Name                                                                 Execution Date
---------                                                                 --------------
Cash Accumulation Trust                                                   December 12, 1997

Command Government Fund                                                   July 1, 1990

Command Money Fund                                                        July 1, 1990

Command Tax-Free Fund                                                     July 1, 1990

The Global Total Return Fund, Inc.                                        September 5, 1990
  (formerly The Global Yield Fund, Inc.)

Prudential 20/20 Focus Fund                                               April 14, 1998

Prudential California Municipal Fund                                      August 1, 1990

Prudential Developing Markets Fund                                        June 1, 1998

Prudential Distressed Securities Fund, Inc.                               February 8, 1996

Prudential Diversified Bond Fund, Inc.                                    January 3, 1995

Prudential Diversified Funds                                              September 2, 1998

Prudential Emerging Growth Fund, Inc.                                     October 21, 1996

Prudential Equity Fund, Inc.                                              August 1, 1990

Prudential Global Limited Maturity Fund, Inc.                             October 25, 1990
  (formerly Prudential Short-Term Global
          Income Fund, Inc.)

Prudential Government Income Fund, Inc.                                   July 31, 1990
  (formerly Prudential Government Plus Fund)

Prudential Government Securities Trust                                    July 26, 1990

Prudential High Yield Fund, Inc.                                          July 26, 1990

Prudential High Yield Total Return Fund, Inc.                             May 30, 1997

Prudential International Bond Fund, Inc.                                  January 16, 1996
  (formerly The Global Government Plus Fund, Inc.)

The Prudential Investment Portfolios Fund, Inc.                           October 27, 1995
  (formerly Prudential Jennison Series Fund, Inc.)

Prudential Mid-Cap Value Fund                                             April 14, 1998

Prudential MoneyMart Assets, Inc.                                         July 25, 1990

Prudential Mortgage Income Fund, Inc.                                     August 1, 1990
 (formerly Prudential GNMA Fund, Inc.)

Prudential Multi-Sector Fund, Inc.                                        June 1, 1990

Prudential Municipal Series Fund                                          August 1, 1990

Prudential National Municipals Fund, Inc.                                 July 26, 1990

Prudential Pacific Growth Fund, Inc.                                      July 16, 1992

Prudential Real Estate Securities Fund                                    February 18, 1998

Prudential Small Cap Quantum Fund, Inc.                                   August 1, 1997

Prudential Small Company Value Fund, Inc.                                 July 26, 1990
  (formerly Prudential Growth Opportunity Fund, Inc.)

Prudential Special Money Market Fund, Inc.                                January 12, 1990

Prudential Structured Maturity Fund, Inc.                                 July 25, 1989

Prudential Tax-Free Money Fund, Inc.                                      July 26, 1990

Prudential Utility Fund, Inc.                                             June 6, 1990

Prudential World Fund, Inc.                                               June 7, 1990
  (formerly Prudential Global Fund, Inc.)

The Target Portfolio Trust                                                November 9, 1992

Global Utility Fund, Inc.                                                 December 21, 1989

Nicholas-Applegate Fund, Inc.                                             April 10, 1987

Prudential Balanced Fund                                                  September 4, 1987

Prudential Equity Income Fund                                             January 6, 1987

Prudential Global Genesis Fund, Inc.                                      October 21, 1987

Prudential Institutional Liquidity Portfolio, Inc.                        November 20, 1987

Prudential Intermediate Global Income Fund, Inc.                          May 19, 1988

Prudential Municipal Bond Fund                                            August 25, 1987

Prudential Natural Resources Fund, Inc.                                   September 18, 1987

Prudential Tax-Managed Equity Fund                                        December 8, 1998

The Asia Pacific Fund                                                     April 24, 1987

First Financial Fund, Inc.                                                May 1, 1986

The High Yield Income Fund, Inc.                                          November 6, 1987

The High Yield Plus Fund, Inc.                                            March 15, 1988